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                                                             EXHIBIT  10.17

                                                           October 31, 1997

                                                                   $900,000

                             DEMAND PROMISSORY NOTE


                  AMNEX, INC., a New York corporation ("AMNEX"), AMERICAN NETWORK EXCHANGE, INC., a Delaware corporation and wholly-owned subsidiary of AMNEX ("ANEI"), and CRESCENT PUBLIC COMMUNICATIONS INC., a New York corporation and wholly-owned subsidiary of AMNEX ("Crescent" and collectively with AMNEX and ANEI, the "Makers"), for value received, hereby jointly and severally promise to pay to the order of ROTTERDAM VENTURES, INC., a New York corporation (the "Holder"), within fifteen (15) days following the date of receipt of demand for payment (the "Due Date"), at the offices of the Holder indicated in paragraph 5 hereof the aggregate principal sum of NINE HUNDRED THOUSAND ($900,000) DOLLARS in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest on such principal sum at the rate of ten percent (10%) per annum from the date hereof. Accrued interest on the unpaid principal balance of this Demand Promissory Note ("Note") shall be payable on the first business day of each month commencing December 1, 1997 and on the Due Date.

         1. Registered Owner. The Makers may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Makers shall not be affected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof upon his registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to AMNEX at its offices together with an assignment duly authenticated. In case of transfers by operation of law, the transferee shall notify the Makers of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Makers by the holder hereof in person or by attorney, on the surrender hereof duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

         2. Redemption. The Holder, by its acceptance of this Note, hereby acknowledges that, at any time, and from time to time, notwithstanding the lack of demand for payment on the part of the Holder, any of the Makers may, at its option, by written notice given to the Holder, elect to redeem and prepay all or any portion of the outstanding principal indebtedness evidenced by this Note, together with accrued interest thereon, without premium or penalty. Any such notice of a Maker's election to redeem and prepay as provided for hereinabove shall be given not less than five (5) days prior to the date fixed in such notice as the date for the redemption of this Note (the "Redemption Date").


         3. Default Rate of Interest: Late Charge. In the event the Makers shall fail to pay all or any portion of the principal amount hereof on or before the Due Date, any such unpaid amount shall bear

Demand Promissory Note-October 31, 1997                            Page 1 of 4



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interest, for each day from the Due Date until paid in full, at the rate of fifteen percent (15%) per annum, instead of ten percent (10%) per annum as hereinabove provided, payable upon demand. In the event the Makers shall fail to pay timely any other amount due hereunder, the Makers, jointly and severally, agree to make a payment, in addition to all other required payments hereunder, equal to two percent (2%) of the overdue payment.

         4. Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

         5. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Note shall be in writing and shall be deemed to have been duly given or made for all purposes when hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier, or telecopier as follows:

         If to Holder at:

         Building 6
         East Road
         Rotterdam Industrial Park
         Schenectady, New York 12306
         Attention: David M. Buicko, Exec. Vice President
         Telecopier Number: 518/356-5334

         With a copy to:

         Steven Porter, Esq.
         Rotterdam Industrial Park
         Westcott Road
         Building 6
         Schenectady, New York 12306
         Telecopier Number: 518/357-2534

         If to AMNEX at:

         101 Park Avenue
         Suite 2507
         New York, New York 10178
         Attention:   Chairman
         Telecopier Number: 212/867-0092



Demand Promissory Note-October 31, 1997                          Page 2 of 4


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         With a copy to:

         Amy S. Gross, Esq.
         American Network Exchange, Inc.
         100 West Lucerne Circle
         Suite 600
         Orlando, Florida 32801
         Telecopier Number: 407/481-2560

         If to ANEI at:

         100 West Lucerne Circle
         Suite 600
         Orlando, Florida 32801
         Attention: President
         Telecopier Number: 407/481-2560

         With a copy to:

         Amy S. Gross, Esq.
         American Network Exchange, Inc.
         100 West Lucerne Circle
         Suite 600
         Orlando, Florida 32801
         Telecopier Number: 407/481-2560

         If to Crescent at:

         6 Nevada Drive
         Building C
         Lake Success, New York 11042
         Attention:  President
         Telecopier Number: 516/326-7987

         With a copy to:

         Amy S. Gross, Esq.
         American Network Exchange, Inc.
         100 West Lucerne Circle
         Suite 600
         Orlando, Florida 32801
         Telecopier Number: 407/481-2560

or at such other address as the Holder or any Maker may specify by notice given to the other party in accordance with this paragraph 5.




Demand Promissory Note-October 31, 1997                            Page 3 of 4


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         6. Miscellaneous. This Note constitutes the rights and obligations of the Holder and the Makers. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought.

         Payment of interest due under this Note prior to the Due Date or Redemption Date, as the case may be, shall be made to the registered holder of this Note. Payment of principal and interest due hereunder on the Due Date or Redemption Date, as the case may be, shall be made to the registered holder of this Note in accordance with the terms hereof following presentation of this Note upon or after such applicable date. No interest shall be due on this Note for such period of time that may elapse between the Due Date or Redemption Date, as the case may be, and its presentation for payment.

         No recourse shall be had for the payment of the principal of or interest on, this Note against any officer, director or agent of any Maker, past, present or future, all such liability of the officers, directors and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

                  IN WITNESS WHEREOF, the Makers have caused this Note to be signed on its behalf in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                    AMNEX, INC.

                                    By:  /s/ Cynthia I. Terrell
                                    --------------------------------
                                    Name:    Cynthia I. Terrell
                                    Title:   Chief Financial Officer


                                    AMERICAN NETWORK EXCHANGE, INC.


                                    By:  /s/ Cynthia I. Terrell
                                    --------------------------------
                                    Name:    Cynthia I. Terrell
                                    Title:   Chief Financial Officer


                                    CRESCENT PUBLIC COMMUNICATIONS INC.


                                    By:  /s/ Cynthia I. Terrell
                                    --------------------------------
                                    Name:    Cynthia I. Terrell
                                    Title:   Chief Financial Officer

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